Execution Copy



                        MORTGAGE LOAN PURCHASE AGREEMENT

        This is a Mortgage Loan Purchase Agreement (the "Agreement") dated as of September 27, 2000 by and between GMAC Mortgage Corporation, a Pennsylvania corporation, having an office at 100 Witmer Road, Horsham, Pennsylvania 19044 (the "Seller") and Residential Asset Mortgage Products, Inc., a Delaware corporation, and having an office at 8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437 (the "Purchaser").

        The Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller certain mortgage loans on a servicing-retained basis as described herein (the "Mortgage Loans"). The following terms are defined as follows:

        Aggregate Principal Balance
        (as of the Cut-Off Date):                $229,248,160.91  (after deduction of scheduled
                                                 principal   payments  due  on  or  before  the
                                                 Cut-Off Date,  whether or not  collected,  but
                                                 without  deduction  of  prepayments  that  may
                                                 have been made but not  reported to the Seller
                                                 as of the close of business on such date).

        Closing Date:                            September 27,  2000, or such other date as may
                                                 be agreed upon by the parties hereto.

        Cut-Off Date:                            September 1, 2000.

        Mortgage                                 Loan:     A     fixed     rate,
                                                 fully-amortizing,  first  lien,
                                                 residential        conventional
                                                 mortgage  loan having a term of
                                                 not  more  than  30  years  and
                                                 secured by Mortgaged Property.

        Mortgaged Property:                      A single  parcel of real  property on which is
                                                 located a detached single-family  residence, a
                                                 two-to-four family dwelling,  a townhouse,  an
                                                 individual  condominium unit, or an individual
                                                 unit  in  a  planned  unit  development,  or a
                                                 proprietary    lease    in   a   unit   in   a
                                                 cooperatively-owned   apartment  building  and
                                                 stock in the related cooperative corporation.

        Pooling and Servicing Agreement:         The pooling and servicing agreement,  dated as
                                                 of  September 27,   2000,  among   Residential
                                                 Asset  Mortgage  Products,  Inc.,  as company,
                                                 GMAC  Mortgage  Corporation,  as servicer  and
                                                 Wells Fargo Bank  Minnesota,  N.A., as trustee
                                                 (the "Trustee").

All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected and, in consideration of the premises and the mutual agreements set forth herein, agree as follows:

        Section 1. Agreement to Sell and Purchase Mortgage Loans. The Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller certain Mortgage Loans having an aggregate amount equal to the Aggregate Principal Balance as of the Cut-Off Date.

        Section 2. Mortgage Loan Schedule. The Seller has provided to the Purchaser a schedule setting forth all of the Mortgage Loans to be purchased on the Closing Date under this Agreement, which shall be attached hereto as
Schedule I (the "Mortgage Loan Schedule").

        Section 3. Purchase Price of Mortgage Loans. The purchase price (the "Purchase Price") to be paid to the Seller by the Purchaser for the Mortgage Loans shall be the sum of (i) $[ ] and (ii) the Class IO Certificates, the Class PO Certificates, and a 0.01% Percentage Interest in the Class R Certificates issued pursuant to the Pooling and Servicing Agreement. The cash portion of the purchase price shall be paid by wire transfer of immediately available funds on the Closing Date to the account specified by the Seller.

        The Purchaser and Seller intend that the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the Pennsylvania Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by the Seller to the Purchaser of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Payment Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Pennsylvania Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law. The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser not less than 15 days prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and
(y) such other statements as may be occasioned by (1) any change of name of the Seller or the Purchaser, (2) any change of location of the place of business or the chief executive office of the Seller, or (3) any transfer of any interest of the Seller in any Mortgage Loan.

        Notwithstanding the foregoing, (i) the Seller in its capacity as Servicer shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which the Seller grants a security interest pursuant to the immediately preceding paragraph.

        Section 4. Record Title and  Possession  of Mortgage  Files.  The Seller
hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement and the Seller hereby acknowledges that the Purchaser, subject to the terms of this Agreement, shall have all the right, title and interest of the Seller in and to the Mortgage Loans. The delivery of each Mortgage File (as defined below) to the Purchaser or its designee is at the expense of the Seller. From the Closing Date, but as of the Cut-off Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the exclusive benefit of the Purchaser as the owner of the Mortgage Loans. On and after the Closing Date, any portion of the related Mortgage Files or servicing files related to the Mortgage Loans (the "Servicing Files") in Seller's possession shall be held by Seller in a custodial capacity only for the benefit of the Purchaser. The Seller shall release its custody of any contents of the related Mortgage Files or Servicing Files only in accordance with written instructions of the Purchaser or the Purchaser's designee.

        Section 5. Books and Records. The sale of each Mortgage Loan has been reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

        Section 6. Delivery of Mortgage Files. Within five (5) Business Days prior to the Closing Date, the Seller will deliver the Mortgage File with respect to each Mortgage Loan to the Purchaser or its designee, as directed by the Purchaser. The "Mortgage File" means, (I) with respect to each Mortgage Loan (other than a Cooperative Loan):

(a) The original Mortgage Note, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by " _____________________ formerly known as [previous name]";

(b) The original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(c) The original of any guarantee executed in connection with the Mortgage Note, if applicable;

(d) Any rider or the original of any modification agreement executed in connection with the related Mortgage Note or Mortgage, with evidence of recording if required by applicable law;

(e) Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment or Assignments of the Mortgage (which may be included in a blanket assignment or assignments) from the Seller to "Wells Fargo Bank Minnesota, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of September 27, 2000, for GMACM Mortgage Pass-Through Certificates, Series 2000-J3" c/o the Servicer at an address specified by the Servicer, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by "_________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by "___________________________formerly known as [previous name]";

(f) Originals of all intervening assignments of mortgage, which together with the Mortgage shows a complete chain of title from the originator to the Seller (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon;

(g) The original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured, (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally or
     (iii) other evidence of title insurance acceptable to Fannie Mae or Freddie Mac, in accordance with the Fannie Mae Seller/Servicer Guide or Freddie Mac Seller/Servicer Guide, respectively;

(h)  A certified true copy of any power of attorney, if applicable; and

(i) Originals of any security agreement, chattel mortgage or the equivalent executed in connection with the Mortgage, if any;

and (II) with respect to each Cooperative Loan:

(a) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Seller;

(b) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(c) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(d) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(e)  The Security Agreement;

        (f)    Copies  of  the  original  UCC-1  financing  statement,  and  any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

        (g) Copies of the filed UCC-3 assignments of the security interest referenced in clause (f) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

        (h) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (d) above, showing an unbroken chain of title from the originator to the Trustee;

        (i) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

        (j) An executed UCC-1 financing statement showing the Seller as debtor, the Purchaser as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Purchaser as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        In the event that in connection with any Mortgage Loan the Seller cannot deliver (a) the original recorded Mortgage (or evidence of submission to the recording office), (b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) the original lender's title insurance policy (together with all riders thereto) satisfying the requirements of clause (I)(b), (d), (f) or (g) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause
(I)(b), (d) or (f) above, or because the title policy has not been delivered to either the Purchaser or the Seller by the title insurer in the case of clause
(I)(g) above, the Seller shall use its best efforts to deliver to the Custodian, if any, or the Trustee, in the case of clause (I)(b), (d) or (f) above, such original Mortgage, such interim assignment, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, or the original lender's title policy be made later than one
(1) year following the Closing Date; provided, however, in the event the Seller is unable to deliver by such dates each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller shall deliver such documents to the Custodian, if any, or the Trustee as promptly as possible upon receipt thereof and, in any event, within 540 days following the Closing Date. In lieu of the Mortgage Notes relating to the Mortgage Loans, each as identified in the list delivered by the Seller to the Trustee or Custodian on the Closing Date, the Seller may deliver a lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian, if any, or the Trustee a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date. In any event, if such documents are not delivered by the 540th day after the Closing Date, the Seller shall repurchase the related Mortgage Loans at the Purchase Price or substitute for such Mortgage Loans one or more Qualified Substitute Mortgage Loans in accordance with Section
7.03 hereof.

        In connection with any Mortgage Loan, if the Seller cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Seller shall deliver or cause to be delivered to the Custodian, if any, or the Trustee a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        If any assignment is lost or returned unrecorded to the Trustee or Custodian because of any defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and the Servicer shall cause such assignment to be recorded in accordance with this Section.

        If the Purchaser discovers any defect with respect to a Mortgage File, the Purchaser shall give prompt written specification of such defect to the Seller, and the Seller shall cure or repurchase such Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the manner set forth in Section 7.03.

        If the Seller is notified that any document or documents constituting a part of a Mortgage File are missing or defective in any material respect, the Seller shall cure any such defect within 90 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, upon receipt of a request by the Trustee on behalf of the Certificateholders, the Seller shall either (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 7.03 herein, or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

        Section 7.    Representations and Warranties.

        Section 7.01  Representations and Warranties of Seller.

               The Seller represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

               (a)The Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

               (b)The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

               (c)The execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not violate the Seller's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

               (d)No litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of the Seller is threatened against the Seller, nor is there any such litigation currently pending, nor to the knowledge of the Seller threatened against the Seller with respect to this Agreement that in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (e)No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

               (f)The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

               (g)The Seller did not select such Mortgage Loans in a manner that it reasonably believed was adverse to the interests of the Purchaser based on the Seller's portfolio of conventional non-conforming Mortgage Loans;

               (h)The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

               (i)The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Seller is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac; and

               (j)No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect.

          Section 7.02 Representations and Warranties as to Individual Mortgage Loans.

        The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the Closing Date, as follows:

               (a)The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-Off Date;

               (b)The original mortgage, deed of trust or other evidence of indebtedness (the "Mortgage") creates a first lien on an estate in fee simple in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

               (c)The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. As of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no defaults under the terms of the Mortgage Loan; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

               (d)There are no delinquent taxes which are due and payable, ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;

               (e)The terms of the note or other evidence of indebtedness (the "Mortgage Note") of the related obligor (the "Mortgagor") and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Purchaser, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

               (f)The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (g)All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest as loss payee and such clause is still in effect. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

               (h)Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

               (i)The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

               (j)The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder;

               (k)Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

               (l)The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (b) (1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (m)To the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

               (n)To the Seller's knowledge, there are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

                (o) To the Seller's knowledge, all improvements lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly with the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (l) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

     (p)  The  Mortgage   Loan  is  a   "qualified   mortgage"   under   Section
860(G)(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

               (q) The Mortgage Loan was originated by the Seller or by an eligible correspondent of the Seller. The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the Seller's underwriting standards in effect at the time of origination of such Mortgage

Loan. Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loans were originated with full or alternative documentation. The Mortgage Notes and Mortgages are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mae or Freddie Mac;

               (r)The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. The Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain "graduated payment" features or "buydown" features;

               (s)To the Seller's knowledge, the Mortgaged Property at origination of the Mortgage Loan was and currently is free of damage and waste and at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

               (t)The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. To the Seller's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (u)If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

               (v)If required by the applicable processing style, the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by an appraiser that is acceptable to Fannie Mae or Freddie Mac and approved by the Seller. The appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;

               (w)To the Seller's knowledge, each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, a townhouse, an individual condominium unit in a condominium project, an individual unit in a planned unit development or a proprietary lease on a cooperatively owned apartment and stock in the related cooperative corporation. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise "warrantable" with respect thereto. No such residence is a mobile home or manufactured dwelling;

               (x)The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan (the "Loan-to-Value Ratio") is not in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 80.00% or the excess over 80.00% is insured as to payment defaults by a primary mortgage insurance policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac;

               (y)The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

               (z)The Seller is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

               (aa) The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been in all material respects legal, normal and usual in the Seller's general mortgage servicing activities. With respect to escrow deposits and payments that the Seller collects, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note; and

               (bb) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of the Seller.

        Section 7.03  Repurchase.

        It is understood and agreed that the representations and warranties set forth in Sections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and delivery of the related Mortgage File to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects interests of the Purchaser or its assignee in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. If the substance of any representation or warranty has been breached, the repurchase obligation set forth in the provisions of this Section 7.03 shall apply notwithstanding any qualification as to the Seller's knowledge. Following discovery or receipt of notice of any such breach, the Seller shall either (i) cure such breach in all material respects within 90 days from the date the Seller was notified of such breach or (ii) repurchase such Mortgage Loan at the related Purchase Price; provided, however, that the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; and provided further that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the earlier of the date the breach was discovered or receipt of notice of any such breach. In the event that any such breach shall involve any representation or warranty set forth in Section 7.01 or those relating to the Mortgage Loans or a portion thereof in the aggregate, and such breach cannot be cured within ninety days of the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans affected by the breach shall, at the option of the Purchaser, be repurchased by the Seller at the Purchase Price or substituted for in accordance with this Section 7.03. If the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 7.03, the Seller shall deliver to the Purchaser with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 6, and such other documents and agreements as are required by Section 6, with the Mortgage Note endorsed as required by Section 6. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties contained in this Agreement with respect to the Qualified Substitute Mortgage Loan or Loans and that such Mortgage Loans so substituted are Qualified Substitute Mortgage Loans as of the date of substitution.

        In the event of a repurchase by the Seller pursuant to this Section 7.03, the Purchaser shall forward or cause to be forwarded the Mortgage File for the related Mortgage Loan to the Seller, which shall include the Mortgage Note endorsed without recourse to the Seller or its designee, an assignment in favor of the Seller or its designee of the Mortgage in recordable form and acceptable to the Seller in form and substance and such other documents or instruments of transfer or assignment as may be necessary to vest in the Seller or its designee title to any such Mortgage Loan. The Purchaser shall cause the related Mortgage File to be forwarded to Seller immediately after receipt of the related Purchase Price by wire transfer of immediately available funds to an account specified by the Purchaser.

        It is understood and agreed that the obligation of the Seller to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Purchaser or its assignee.

        Section 8. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when deposited, postage prepaid, in the United States mail, if mailed by registered or certified mail, return receipt requested, or when received, if delivered by private courier to another party, at the related address shown on the first page hereof, or such other address as may hereafter be furnished to the parties by like notice.

        Section 9. Separability Clause. Any provision of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

        Section 10. Counterparts; Entire Agreement. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement is the entire agreement between the parties relating to the subject matter hereof and supersedes any prior agreement or communications between the parties.

        Section 11. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when counterparts hereof have been executed by each of the parties hereto. This Agreement shall be deemed to have been made in the State of New York. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

        Section 12. Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided that this Agreement may not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser.

        Section 13. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

        Section 14. Survival. The provisions of this Agreement shall survive the Closing Date and the delivery of the Mortgage Loans, and for so long thereafter as is necessary (including, subsequent to the assignment of the Mortgage Loans) to permit the parties to exercise their respective rights or perform their respective obligations hereunder.

        IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                     GMAC MORTGAGE CORPORATION


                                     By:
                                     Name:
                                     Title:
                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                     By:
                                     Name:
                                     Title:

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

     See Exhibit E under EXHIBITS attached to Pooling and Servicing Agreement